UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 5, 2007
                                                        -----------------




                           PUBLIX SUPER MARKETS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




          Florida                       0-00981                  59-0324412
 ------------------------            ------------            -------------------
 (State of Incorporation)            (Commission             (I.R.S. Employer
                                     File Number)            Identification No.)



              3300 Publix Corporate Parkway
                    Lakeland, Florida                            33811
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip code)




                                 (863) 688-1188
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




                                Page 1 of 2 pages

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

         On September 5, 2007, Publix Super Markets, Inc. ("Publix" or the "Company") issued a press release to announce the retirement of Charles H. Jenkins, Jr. as Chief Executive Officer on March 29, 2008. Mr. Jenkins will remain a member of the Company's board of directors and will become Chairman of the Board effective March 30, 2008. Current Chairman of the Board Howard M. Jenkins will become Chairman of the Executive Committee.

         Upon Mr. Jenkins' retirement, William E. Crenshaw, President, will become Chief Executive Officer and Randall T. Jones, Sr., Senior Vice President, will become President.

         Mr. Crenshaw, 56, joined Publix in 1974 and has held a variety of positions. In 1990, he was promoted to vice president and was elected to the board of directors. He was promoted to executive vice president in 1994 and President in 1996. No arrangement or understanding exists between Mr. Crenshaw and any other persons pursuant to which he will be appointed Chief Executive Officer. Mr. Crenshaw is the cousin of Mr. Jenkins and the nephew of directors Carol Jenkins Barnett and Howard M. Jenkins. Since the beginning of the Company's last fiscal year, Mr. Crenshaw has had no direct or indirect material interest in any transaction exceeding $120,000 to which the Company was a party, except for compensation solely resulting from his employment relationship with the Company. As disclosed in the Company's 2007 Proxy Statement, the Company purchased approximately $2,564,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli who is the aunt of Mr. Crenshaw. Mr. Crenshaw had no direct or indirect interest in this transaction.

         Mr. Jones, 45, joined Publix in 1980 and has held a variety of positions. He was promoted to regional director in 1999, vice president in October 2003 and Senior Vice President in July 2005. No arrangement or understanding exists between Mr. Jones and any other persons pursuant to which he will be appointed President. Mr. Jones does not have any family relationship, as that term is defined in Item 401(d) of Regulation S-K, with any director or officer of the Company. Since the beginning of Company's last fiscal year, Mr. Jones has had no direct or indirect material interest in any transaction exceeding $120,000 to which the Company was a party, except for compensation solely resulting from his employment relationship with the Company.

         A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

      (d).  Exhibits

     99.1.  Press Release dated September 5, 2007


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      PUBLIX SUPER MARKETS, INC.



Dated: September 6, 2007       By:    /s/ David P. Phillips
                                      ------------------------------------------
                                      David P. Phillips, Chief Financial Officer
                                      and Treasurer (Principal Financial and
                                      Accounting Officer)




                                Page 2 of 2 pages

Exhibit Index


Exhibit 99.1.  Press Release dated September 5, 2007